SSGA ACTIVE TRUST

SPDR® Blackstone High Income ETF

(the “Fund”)

Supplement dated January 5, 2024 to the Prospectus, Summary Prospectus and Statement of

Additional Information (“SAI”), each dated October 31, 2023, as may be supplemented from time to time

Effective immediately, Dan Smith no longer serves as a portfolio manager of the Fund. The remaining portfolio managers of the Fund continue to serve in such roles. In addition, Adam Dwinells, a portfolio manager of the Fund, has a new title with Blackstone Liquid Credit Strategies LLC, investment sub-adviser to the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Dan Smith in the Prospectus, Summary Prospectus and SAI are deleted.

2)	Adam Dwinells’ information in the “Portfolio Managers” section on page 8 of the Prospectus and page 7 of the Summary Prospectus is deleted and replaced with the following:

Adam Dwinells is a Senior Managing Director and Head of Systematic Strategies of the Sub-Adviser and a Portfolio Manager of the Fund. He joined Blackstone Liquid Credit Strategies LLC upon its acquisition of DCI, LLC, a fundamental systematic credit investing firm, in 2020.

3)	Adam Dwinells’ biographical information in the “Portfolio Managers” discussion on page 149 of the Prospectus is deleted and replaced with the following:

Adam Dwinells is a Senior Managing Director and Head of Systematic Strategies for Blackstone Credit’s LCS unit (formerly DCI, LLC). Prior to Blackstone’s acquisition of DCI, LLC in 2020, Mr. Dwinells was Head of Portfolio Management at DCI, LLC where he was involved with portfolio management, strategy execution and investment technology. Prior to that, Mr. Dwinells was a Vice President at J.P. Morgan. Mr. Dwinells received a B.S. in Finance from Arizona State University.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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